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                                                                    EXHIBIT 99.4

                                                                  EXECUTION COPY

     FIRST AMENDMENT AND WAIVER, dated as of November 25, 1997 (this "First Amendment"), to (i) the CREDIT AGREEMENT, dated as of September 23, 1997 (the "Credit Agreement"), among BELCO OIL & GAS CORP., a Nevada corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent"), and (ii) the PLEDGE AGREEMENT, dated as of September 23, 1997, made by the Borrower and the other Pledgors (as defined in the Credit Agreement) in favor of the Administrative Agent for the ratable benefit of the Lenders.


                              W I T N E S S E T H :

     WHEREAS, pursuant to the Coda Acquisition Agreement (as defined below), the Borrower has agreed to enter into the Coda Acquisition (as defined below);

     WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders enter into this First Amendment in connection with the consummation of the Coda Acquisition; and

     WHEREAS, the parties hereto wish to amend and waive certain provisions of the Credit Agreement on the terms set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

     2. Amendments and Waiver to the Credit Agreement and the Pledge Agreement.

     (a) Subsection 1.1. (i) Subsection 1.1 of the Credit Agreement is hereby amended to add the following definitions in their appropriate alphabetical order:

         "'Acquisition Effective Date': the date upon which the Coda Acquisition shall have been consummated.

         'Amendment Effective Date': the date on which each of the conditions precedent set forth in Section 3 of the First Amendment shall be satisfied.

         'Coda': Coda Energy, Inc., a Delaware corporation.




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         'Coda Acquisition': the acquisition of all of the outstanding Capital
     Stock of Coda by the Borrower.

         'Coda Acquisition Agreement': the Agreement and Plan of Merger, dated as of October 31, 1997, by and among the Borrower, Belco Acquisition Sub, Inc. and Coda.

         'Coda Indenture': that certain Indenture, dated as of March 18, 1996, among Coda, as issuer, its Subsidiaries, as subsidiary guarantors, and Texas Commerce Bank National Association, as trustee, relating to the Coda Notes.

         'Coda Notes': as defined in subsection 8.2(k).

         'First Amendment': the First Amendment and Waiver, dated as of November 25, 1997, to this Agreement and the Pledge Agreement."

         (ii) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Borrowing Base," "Consolidated Interest Expense," "Consolidated Net Income" and "EBITDA" in their entireties and substituting in lieu thereof the following in their appropriate alphabetical order:

         "'Borrowing Base': at any time of determination, the amount then in effect as determined in accordance with subsection 4.9; provided, however, that (i) from and after the Closing Date until the Acquisition Effective Date, the Borrowing Base shall be $50,000,000 and (ii) from and after the Acquisition Effective Date until such time as the Borrowing Base is so redetermined in accordance with subsection 4.9, the Borrowing Base shall be $105,000,000.

         'Consolidated Interest Expense': with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis for any period, the sum of
     (i) gross interest expense (including all cash and accrued interest expense) of the Borrower and its Restricted Subsidiaries for such period on a consolidated basis, including to the extent included in interest expense in accordance with GAAP (x) the amortization of debt discounts and (y) the portion of any payments or accruals with respect to Capital Leases allocable to interest expense and (ii) capitalized interest of the Borrower and its Restricted Subsidiaries on a consolidated basis; provided that, commencing with the fiscal quarter ending December 31, 1997 and for the two fiscal quarters thereafter, such consolidated interest expense shall be determined as if the Coda Acquisition had been consummated on the first day of the four quarter period then ending.

         'Consolidated Net Income': for any period, net income of the Borrower and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, minus non-cash gains resulting from the net change in value of the Borrower's mark-to-market

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     portfolio of price risk management activities for that period to the extent such gains are included in the net income of the Borrower for such period; provided that, commencing with the fiscal quarter ending December 31, 1997 and for the two fiscal quarters thereafter, such consolidated net income shall be determined as if the Coda Acquisition had been consummated on the first day of the four quarter period then ending.

         'EBITDA': with respect to the Borrower, for any period, Consolidated Net Income for that period, plus, to the extent deducted from revenues in determining Consolidated Net Income for that period, (a) the aggregate amount of Consolidated Interest Expense for that period, (b) the aggregate amount of letter of credit fees paid during that period, (c) the aggregate amount of income tax expense for that period, (d) all amounts attributable to depreciation, depletion and amortization for that period, (e) all non-cash extraordinary expenses during that period and (f) non-cash losses or charges to net income resulting from the net change in value of the Borrower's mark-to-market portfolio of price risk management activities for that period, and minus, to the extent included in revenues in determining Consolidated Net Income for that period, all non-cash extraordinary income during that period, in each case determined in accordance with GAAP and without duplication of amounts; provided that, commencing with the fiscal quarter ending December 31, 1997 and for the two fiscal quarters thereafter, such EBITDA shall be determined as if the Coda Acquisition had been consummated on the first day of the four quarter period then ending."

         (b) Subsection 4.9. Subsection 4.9(a) of the Credit Agreement is hereby amended by deleting in its entirety the last sentence of such subsection and substituting in lieu thereof the following: "During the period (i) from and after the Closing Date until the Acquisition Effective Date, the amount of the Borrowing Base shall be $50,000,000 and (ii) from and after the Acquisition Effective Date until the first Re-determination Date, the amount of the Borrowing Base shall be $105,000,000;"

         (c) Subsection 7.9(a). From the Amendment Effective Date until the earlier of (i) the occurrence and continuance of a Default or Event of Default (other than a Default or Event of Default waived by this paragraph) and (ii) the date which is 180 days after the Acquisition Effective Date, the Lenders hereby waive any Default or Event of Default resulting from non-compliance with the provisions of subsection 7.9(a) of the Credit Agreement to the extent (but only to the extent) that the failure to so comply is due to the fact that Coda has not pledged the Capital Stock of Electra Resources, Inc., a Texas corporation ("Electra"), and Diamond Energy Operating Company, an Oklahoma corporation ("Diamond"), to the Administrative Agent, for the ratable benefit of the Lenders.

         (d) Subsection 8.2. Subsection 8.2 of the Credit Agreement is hereby amended by adding the following paragraph (k) at the end of such subsection and changing the punctuation in such subsection accordingly:




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         "(k) Up to $110,000,000 aggregate principal amount of 10 1/2% Senior
     Subordinated Notes due 2006 of Coda (the "Coda Notes"); provided that within 180 days after the Acquisition Effective Date, the Borrower will consummate a transaction pursuant to which all of the outstanding Coda Notes shall become, or be exchanged for, Subordinated Indebtedness (in an aggregate principal amount not to exceed the aggregate principal amount of the outstanding Coda Notes (after giving effect to any purchase pursuant to subsection 8.9(c)) plus the amounts of premiums, prepayments, penalties and other amounts required to be paid in connection therewith and the reasonable and customary fees and expenses incurred in connection therewith), which Subordinated Indebtedness complies with the provisions of subsection 8.2(h) hereof."

         (e) Subsection 8.3. Subsection 8.3 of the Credit Agreement is hereby amended by deleting in its entirety clause (k) thereof and substituting in lieu thereof the following:

         "(k) Liens securing Indebtedness otherwise permitted by subsection 8.2 not to exceed $5,000,000 in aggregate amount at any time outstanding; provided that no such Liens under this clause (k) shall encumber any Capital Stock of any Restricted Subsidiary."

         (f) Subsection 8.4. Subsection 8.4 of the Credit Agreement is hereby amended by adding the following paragraph (e) at the end of such subsection and changing the punctuation in such subsection accordingly:

         "(e) the Guarantee Obligations of Coda's Subsidiaries under the Coda Indenture; provided that, within 180 days after the Acquisition Effective Date, such Guarantee Obligations (i) shall no longer be outstanding or (ii) if outstanding, shall comply with the provisions of subsection 8.4(c) hereof."

         (g) Subsection 8.9. Subsection 8.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following subsection:

         "8.9 Limitation on Optional Payments and Modifications of Debt Instruments, Other Material Agreements. (a) Make any payments, optional payment or prepayment on or redemption, defeasance or purchase of any Indebtedness (other than Indebtedness under this Agreement) or amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms (including the subordination provisions) of the Senior Subordinated Notes, the Coda Notes (or other Subordinated Indebtedness issued in exchange therefor) or any Permitted Subordinated Refinancing Debt; provided that as long as no Default or Event of Default has occurred or is continuing or would exist after giving effect thereto, the Borrower may redeem or repurchase Subordinated Indebtedness otherwise permitted by this Agreement (i) with the net cash proceeds from an incurrence of Permitted Subordinated Refinancing Debt and (ii) to the extent that, after deducting the amount of the proposed redemption or repurchase, pursuant to subsection 8.7(b)(iii), from the amount of

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     Restricted Payments permitted by subsection 8.7(b), the Borrower would be able to make an additional Restricted Payment at such time pursuant to subsection 8.7(b).

         (b) Designate any Indebtedness as "Designated Senior Debt" under the Coda Indenture or the Senior Subordinated Indenture without the consent of the Required Lenders.

         (c) Notwithstanding the foregoing provisions of this subsection 8.9, the Borrower and/or Coda may make the "Change of Control Offer" as defined in Section 4.13 of the Coda Indenture and acquire any of the Coda Notes tendered pursuant to the terms thereof; provided that if the aggregate principal amount of Coda Notes so tendered exceeds $10,000,000, the Borrower will give the Administrative Agent written notice thereof."

         (h) Schedules. Schedules 5.1 and 5.15 attached to the Credit Agreement are hereby deleted and the Schedules attached hereto as Schedules 5.1 and 5.15 to this First Amendment are inserted in lieu thereof. Schedule 1 to the Pledge Agreement is hereby amended and restated as set forth in Schedule 1-P to this First Amendment.

         (i) Supplement to Pledge Agreement. The Borrower hereby ratifies and confirms its respective obligations under the Pledge Agreement as amended by this First Amendment. The Borrower hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral (as such term is defined in the Pledge Agreement, as supplemented by this First Amendment).

         3. Effective Date. This First Amendment shall become effective upon the satisfaction of the following conditions precedent on or before November 26, 1997:

         (a) Loan Documents. The Administrative Agent shall have received this First Amendment, duly executed and delivered by a duly authorized officer of each of the Borrower and the Supermajority Lenders, with a counterpart for each Lender.

         (b) Coda Acquisition. (i) The Administrative Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of the Coda Acquisition Agreement, and such other documents or instruments as may be reasonably requested by the Administrative Agent, and all such documentation shall be in form and substance satisfactory to the Lenders, (ii) no material term of the Coda Acquisition Agreement shall have been amended, waived or otherwise modified without the prior written consent of the Administrative Agent and (iii) the Coda Acquisition shall have been (or shall contemporaneously be) consummated for an aggregate purchase price of approximately $324,000,000 (including the assumption of the Coda Notes and the repayment of other existing Indebtedness of Coda), in accordance with the Coda Acquisition Agreement.


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         (c) Termination of Existing Debt. The Borrower shall have paid in full all existing Indebtedness of Coda, other than the Coda Notes and other Indebtedness which is permitted by subsection 8.2 of the Credit Agreement, after giving effect to the Coda Acquisition, and all Liens on assets of Coda and its Subsidiaries securing any such repaid Indebtedness shall have been released, in each case pursuant to documentation satisfactory to the Administrative Agent, including, but not limited to, UCC-3 termination statements.

         (d) No Litigation. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened (including any proposed statute, rule or regulation) which, in the opinion of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect.

         (e) Consents, Licenses and Approvals. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower stating that there are no governmental and third party approvals necessary in connection with the Coda Acquisition which have not been obtained and provided to the Administrative Agent.

         (f) No Adverse Information. The Lenders shall not have become aware of any previously undisclosed materially adverse information with respect to the Coda Acquisition or the business, assets, operations, condition (financial or otherwise) or prospects of the Borrower and its Restricted Subsidiaries, taken as a whole (after giving effect to the Coda Acquisition).

         (g) Lien Searches. The Administrative Agent shall have received the results of recent searches by a Person satisfactory to the Administrative Agent of the Uniform Commercial Code filings which may have been filed with respect to personal property of Coda and each of its Subsidiaries in the jurisdictions within the States of Texas and Oklahoma where their assets are located, and the results of such searches shall reveal no Liens on any assets of the Borrower or Coda and their respective Subsidiaries, except for Liens permitted by subsection 8.2 of the Credit Agreement.

         (h) Secretary/Officer's Certificate. The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of the Secretary and of a Responsible Officer of the Borrower, dated the Amendment Effective Date, substantially in the form of Exhibit A to this First Amendment.

         (i) Reserve Report. The Administrative Agent shall have received a preliminary reserve report from a firm satisfactory to the Administrative Agent and other reserve information with respect to the Oil and Gas Properties of Coda and its Subsidiaries, all of which shall be satisfactory in form and substance to the Administrative Agent.



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         (j) Pledged Stock; Stock Powers. The Administrative Agent shall have received the certificate or certificates representing the shares of all the outstanding Capital Stock of Coda upon the consummation of the Coda Acquisition pledged pursuant to the Pledge Agreement, as amended by this First Amendment, together with an undated stock power for such certificates executed in blank by a duly authorized officer of the Pledgor of such shares.

         (k) Lender's Fees. The Lenders shall have received all fees, expenses and other consideration required to be paid or delivered on or before the Amendment Effective Date.

         (l) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this First Amendment and the Coda Acquisition Agreement shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents, financial statements and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

         4. Representations and Warranties. The Borrower represents and warrants to each Lender that, as of the Amendment Effective Date (a) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents (as amended on the date hereof) are true and correct on and as of the date hereof (except to the extent that such representations and warranties are expressly made only as of an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date) and (c) after giving effect to the amendments and waiver contained herein, no Default or Event of Default has occurred and is continuing on the date hereof.

         5. Continuing Effect. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue to be and shall remain in full force and effect in accordance with their terms. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.

         6. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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         7. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.

         8. Costs and Expenses. The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including the reasonable fees and disbursements of counsel for the Administrative Agent with respect hereto.

                  [Remainder of Page Intentionally Left Blank]




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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BELCO OIL & GAS CORP.


                                        By:
                                           ------------------------------------
                                           Title:




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                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent and as a Lender


                                        By:
                                           ------------------------------------
                                           Title:


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                                        CHRISTIANIA BANK OG KREDITKASSE ASA



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:




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                                        CREDIT LYONNAIS NEW YORK BRANCH



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:




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                                        DEN NORSKE BANK ASA


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:





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                                        THE FUJI BANK, LIMITED


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:





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                                        ROYAL BANK OF CANADA


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:




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                                        THE SANWA BANK LIMITED


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:






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                                        SOCIETE GENERALE, SOUTHWEST AGENCY


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: